UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2020

RESOURCE APARTMENT REIT III, Inc.

(Exact name of registrant as specified in its charter)

Commission file number: 000-55923

Maryland (State or other jurisdiction of incorporation or organization)	47-4608249 (I.R.S. Employer Identification No.)

1845 Walnut Street, 18th Floor, Philadelphia, PA, 19103 (Address of principal executive offices) (Zip code)

(215) 231-7050 (Registrant's telephone number, including area code)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the following obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
n/a	n/a	n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01.Regulation FD Disclosure.

On March 30, 2020, Resource Real Estate, LLC (“Resource”), as the sponsor of Resource Apartment REIT III, Inc. (the “Company”), issued a press release relating to a business update regarding COVID-19 and announced that the Company was suspending distributions as of April 1, 2020 in order to preserve cash at the properties in order to offset any disruptions in rents that may occur as a result of the coronavirus.  A copy of the press release is attached as Exhibit 99.1 to this report.

The information set forth in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 8.01.Other Events.

Suspension of Share Redemption Program

On March 27, 2020, the board of directors of the Company approved the partial suspension of the share redemption program of the Company, pursuant to which, subject to significant conditions and limitations of the program, stockholders of the Company could have their shares repurchased by the Company (the “Share Redemption Program”).   Pursuant to the terms of the Share Redemption Program, the suspension is effective as of April 29, 2020.  As a result, the board of directors will not consider any redemption requests submitted for the second quarter of 2020 except for redemptions sought in connection with a stockholder’s death, qualifying disability or confinement to long-term care, which are not impacted by this suspension.

While the partial suspension of the Share Redemption Program is in effect, the Company will only accept requests for redemption in connection with a stockholder’s death, qualifying disability or confinement to long-term care and all other pending or new requests will not be honored or retained, but will be cancelled with the ability to resubmit when, if ever, the Share Redemption Program is fully resumed.  The Share Redemption Program shall remain suspended until such time, if any, as the board of directors of the Company may approve the full resumption of the Share Redemption Program.

The board of directors will continue to consider the liquidity available to stockholders going forward, balanced with other long-term interests of the stockholders and the Company. It is possible that in the future additional liquidity will be made available by the Company through the full resumption of the Share Redemption Program, though we can make no assurances as to whether that will happen, or the timing or terms of any resumption.

Item 9.01.Financial Statements and Exhibits.

Ex.	Description
99.1	Press Release Dated March 30, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESOURCE APARTMENT REIT III, INC.

Dated: March 30, 2020	By:	/s/ Alan F. Feldman
Alan F. Feldman
Chief Executive Officer